UBS PAINEWEBBER
                                       RETIREMENT MONEY FUND
                                       -----------------------------------------
                                       JUNE 30, 2001


                                                                ANNUAL REPORT

UBS PAINEWEBBER
RETIREMENT
MONEY FUND

INVESTMENT GOAL:
Current income
consistent with
liquidity and
conservation of capital

PORTFOLIO MANAGER:
Susan P. Ryan
Brinson Advisors, Inc.

COMMENCEMENT:
July 2, 1988

DIVIDEND PAYMENTS:
Monthly

UBS PAINEWEBBER RETIREMENT MONEY FUND                              ANNUAL REPORT

                                                                 August 15, 2001

Dear Shareholder,

We present you with the annual report for the UBS PaineWebber Retirement Money Fund for the fiscal year ended June 30, 2001.



MARKET REVIEW
================================================================================
[GRAPHIC OMITTED]
The fiscal year ended June 30, 2001 marked a volatile period for the economy and a relatively strong year for fixed income investments. After a year of rapid growth and fears of inflation, the summer of 2000 began a period in which economic growth began to slow. Equity prices plummeted in the fall as growth stalled, and investors began flocking to the relative safety of high-quality fixed income investments. The last calendar year proved to be one of the best in years for money markets.

     With consumer confidence lagging, manufacturing slumping and stock prices falling, the Federal Reserve (the "Fed") began a series of interest rate cuts in early January, making a surprise 50 basis point (one basis point equals 1/100 of one percent) decrease in the Federal Funds rate on January 3. Five more rate cuts followed through June for a total 2.75% decrease, dropping the rate to 3.75% at the end of the period. Naturally, money market yields fell as interest rates declined during the past six months. Although the rate of unemployment claims was rising at the end of the fiscal year and real gross domestic product
(GDP) for the second quarter is expected to be negligible, the economy seems to have neared bottom without triggering a recession.


PORTFOLIO REVIEW
================================================================================
[GRAPHIC OMITTED]
Although we continue to focus on money market instruments of the highest quality and liquidity, we have sought out quality longer-term issues to help enhance return. During the period, UBS PaineWebber Retirement Money Fund increased its weighted average maturity dramatically, lengthening from 37 days at the start of the fiscal year to 68 days at period-end. Longer-term U.S. Government obligations, a sector which grew from 15.0% to 20.3% as a percent of net assets during the fiscal year, helped lock in more favorable returns. Commercial paper as a percent of net assets decreased during the period from 72.4% to 45.7%, as we seek only the highest quality debt instruments. During this same time, net assets have increased significantly by almost $1.4 billion.

PERFORMANCE AND CHARACTERISTICS              6/30/01               12/31/00
--------------------------------------------------------------------------------
7-Day Current Yield(1)                        3.63%                  5.91%
Weighted Average Maturity                    68 days                54 days
Net Assets (bln)                             $6.255                 $5.674
--------------------------------------------------------------------------------

(1) Yields will vary. The Fund is actively managed and its composition will vary over time.

ANNUAL REPORT                              UBS PAINEWEBBER RETIREMENT MONEY FUND


SECTOR ALLOCATION*                    6/30/01                                            12/31/00
--------------------------------------------------------------------------------------------------
Commercial Paper                       45.7%           Commercial Paper                    62.1%
U.S. Government Obligations            20.3            Bank Obligations                    15.7
Bank Obligations                       16.4            U.S. Government Obligations         11.0
Short-Term Corporate Obligations       10.5            Short-Term Corporate Obligations     7.8
Money Market Funds                      6.7            Money Market Funds                   2.9
Other Assets                            0.4            Other Assets                         0.4
                                                       Repurchase Agreements                0.1
--------------------------------------------------------------------------------------------------
Total                                 100.0%           Total                              100.0%

OUTLOOK
================================================================================

     Speaking before the U.S. Senate Banking Committee in late July, Federal Reserve Chairman Alan Greenspan hinted that the Fed might cut rates yet again when the Federal Open Market Committee meets August 21. "We are not free of the risk that economic weakness will be greater than currently anticipated and require further policy response."

     One of the biggest dangers facing an economic recovery is that the business pessimism, shown during the first half of 2001 in decreased capital investment spending, lower production and hundreds of thousands of layoffs, may finally begin to negatively affect consumer confidence. Consumer spending and relative optimism helped to prevent the economy from slowing even more than it did during the first half of the year.

     However, $40 billion in tax rebates, the first installment of the tax relief passed by Congress, should begin to make its way to consumers and into the economy by the end of the third quarter. Although pockets of weakness, particularly in the telecom sector, are expected to continue, business spending should also increase slightly toward year-end if stock prices finally approach their bottom.

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your investment professional. For additional information, visit us at www.ubspainewebber.com.

     Sincerely,


/s/ Brian M. Storms                        /s/ Susan P. Ryan

BRIAN M. STORMS                            SUSAN P. RYAN
President and Chief Executive Officer      Portfolio Manager
Brinson Advisors, Inc.                     UBS PaineWebber Retirement Money Fund

     This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended June 30, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult an investment professional regarding your personal investment program.


* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

UBS PAINEWEBBER RETIREMENT MONEY FUND                              JUNE 30, 2001

STATEMENT OF NET ASSETS

  PRINCIPAL
   AMOUNT                                                                   MATURITY              INTEREST
    (000)                                                                    DATES                  RATES              VALUE
  --------                                                                 ---------              ---------        -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS-20.33%
 $ 19,324   Federal Farm Credit Bank ...............................        03/07/02                4.540%@        $  18,717,194
  268,449   Federal Home Loan Bank .................................  07/06/01 to 06/11/02     3.595 to 5.110@       266,509,414
   21,700   Federal Home Loan Mortgage Corp. .......................        08/16/01                3.810@            21,594,357
   45,000   Federal National Mortgage Association ..................        07/02/01                3.860*            44,993,704
  435,000   Federal National Mortgage Association ..................  08/02/01 to 12/09/02     3.550 to 5.190@       427,349,308
  444,000   Student Loan Marketing Association .....................  07/02/01 to 07/11/02     3.921 to 4.213*       443,928,125
   49,600   U.S. Treasury Bills ....................................        02/28/02                3.690@            48,369,672
                                                                                                                   -------------
Total U.S. Government & Agency Obligations (cost-$1,271,461,774)                                                   1,271,461,774
                                                                                                                   -------------

BANK NOTES-0.96%

BANKING-DOMESTIC-0.96%
   60,000   LaSalle Bank N.A. (cost-$59,995,792) ...................  09/13/01 to 03/15/02      4.680 to 6.750        59,995,792
                                                                                                                   -------------
CERTIFICATES OF DEPOSIT-15.41%

YANKEE-15.41%
   50,000   ABN-AMRO Bank N.Y. .....................................        07/23/02                 3.850*           49,989,686
   50,000   Barclays Bank PLC ......................................        03/19/02                 3.740            49,989,471
   75,000   Barclays Bank PLC ......................................        07/02/01                 3.820*           74,991,826
   60,000   Canadian Imperial Bank of Commerce .....................  02/26/02 to 06/10/02      4.110 to 5.035        59,999,053
   60,000   Canadian Imperial Bank of Commerce .....................        07/02/01            3.785 to 3.930*       59,992,134
   60,000   Commerzbank AG .........................................  07/16/01 to 08/31/01      6.870 to 7.075        59,999,525
   84,000   Deutsche Bank AG .......................................        09/10/01                 6.780            83,999,071
   35,000   Dexia Bank S.A. ........................................        07/02/01                 3.800*           35,000,000
  130,000   National Westminster Bank PLC ..........................  08/20/01 to 06/24/02      4.230 to 6.890       130,000,184
  110,000   Royal Bank of Canada ...................................  05/31/02 to 07/05/02      4.070 to 4.300       110,001,471
  115,000   Societe Generale .......................................  04/22/02 to 06/11/02      4.140 to 4.735       114,994,138
  105,000   Svenska Handelsbanken ..................................  08/24/01 to 07/12/02      4.088 to 6.890       105,002,939
   30,000   UBS AG .................................................        07/19/01                 7.030            29,999,720
                                                                                                                   -------------
Total Certificates of Deposit (cost - $963,959,218) ................                                                 963,959,218
                                                                                                                   -------------

COMMERCIAL PAPER@-45.66%

ASSET BACKED-AUTO & TRUCK-1.59%
  100,000   New Center Asset Trust .................................  09/11/01 to 09/17/01      3.620 to 3.725        99,235,333
                                                                                                                   -------------

ASSET BACKED-BANKING-1.52%
   15,000   Atlantis One Funding ...................................        09/13/01                 3.930            14,878,825
   80,000   Centric Capital Corp. ..................................  07/02/01 to 07/11/01      3.950 to 4.000        79,941,805
                                                                                                                   -------------
                                                                                                                      94,820,630
                                                                                                                   -------------

ASSET BACKED-MISCELLANEOUS-12.31%
   63,832   Delaware Funding Corp. .................................  07/13/01 to 07/16/01      3.930 to 3.970        63,730,878
   20,000   Enterprise Funding Corp. ...............................        07/16/01                 3.800            19,968,333
   89,707   Falcon Asset Securitization Corp. ......................  07/06/01 to 09/06/01      3.700 to 3.980        89,379,955
   90,000   Galaxy Funding, Inc. ...................................  07/18/01 to 08/17/01      3.660 to 4.700        89,672,306
   10,000   Giro Funding US Corp. ..................................        07/24/01                 3.760             9,975,978
   94,629   Giro Multi-Funding Corp. ...............................  07/17/01 to 09/17/01      3.740 to 3.850        94,265,914
   26,000   Parthenon Receivables Funding LLC ......................        09/11/01                 3.735            25,805,780
  125,000   Pennine Funding ........................................  09/11/01 to 09/21/01      3.610 to 3.730       124,003,061
   68,502   Preferred Receivables Funding Corp. ....................  07/11/01 to 07/27/01      3.750 to 3.965        68,366,493
   35,364   Quincy Capital Corp. ...................................        08/17/01                 3.800            35,188,555
   56,859   Receivables Capital Corp. ..............................  07/18/01 to 07/20/01      3.790 to 3.810        56,749,662
   24,051   Three River Funding Corp. ..............................        07/16/01                 3.810            24,012,819
   30,000   Triple-A One Funding ...................................        07/06/01                 4.000            29,983,334
   39,000   Variable Funding Capital Corp. .........................        07/02/01                 3.980            38,995,688
                                                                                                                   -------------
                                                                                                                     770,098,756
                                                                                                                   -------------

UBS PAINEWEBBER RETIREMENT MONEY FUND

  PRINCIPAL
   AMOUNT                                                                   MATURITY               INTEREST
    (000)                                                                     DATES                  RATES             VALUE
  --------                                                                 ---------               ---------       -------------
COMMERCIAL PAPER@-(CONTINUED)

AUTO & TRUCK-0.68%
 $ 30,000   Ford Motor Credit Corp. ...............................         09/12/01                 3.750%        $  29,771,875
   13,175   PACCAR Financial Corp. ................................         08/30/01                 3.810            13,091,339
                                                                                                                   -------------
                                                                                                                      42,863,214
                                                                                                                   -------------
BANKING-DOMESTIC-7.20%
   80,000   Danske Corp. ..........................................   07/12/01 to 07/16/ 01     3.980 to 5.220        79,870,500
   20,000   Dexia Delaware LLC ....................................         08/15/01                 3.960            19,901,000
   40,000   Fortis Funding LLC ....................................         07/03/01                 3.970            39,991,178
   60,000   Nordea North America, Inc. ............................   07/02/01 to 08/01/01      4.110 to 4.650        59,941,100
   40,000   San Paolo IMI U.S. Financial Co. ......................         07/10/01                 3.940            39,960,600
  102,412   Societe Generale North America, Inc. ..................   07/09/01 to 11/13/01      3.820 to 5.220       101,634,952
  110,000   Stadshypotek Delaware, Inc. ...........................   08/20/01 to 09/07/01      3.765 to 3.930       109,315,825
                                                                                                                   -------------
                                                                                                                     450,615,155
                                                                                                                   -------------
BANKING-FOREIGN-3.85%
   50,000   Alliance & Leicester PLC ..............................         07/02/01                 4.680            49,993,500
   30,000   Bank of Scotland Treasury Services PLC ................         08/16/01                 3.960            29,848,200
   50,000   Banque et Caisse d'Epargne de L'Etat ..................         09/05/01                 3.760            49,655,333
   69,000   Den Norske Bank .......................................   08/07/01 to 09/19/01      3.600 to 3.980        68,526,189
   18,200   Nationwide Building Society ...........................         08/03/01                 3.950            18,134,101
   25,000   Westpac Trust Securities NZ Ltd. ......................         07/05/01                 6.330            24,982,417
                                                                                                                   -------------
                                                                                                                     241,139,740
                                                                                                                   -------------
BANKING-SUBSIDIARY-1.43%
   90,000   ABN-AMRO North America Finance Inc. ...................   07/09/01 to 11/07/01      3.830 to 5.180        89,267,747
                                                                                                                   -------------
BROKER-DEALER-4.47%
   40,000   Bear Stearns Companies., Inc. .........................         07/06/01                 3.930            39,978,167
  100,000   Credit Suisse First Boston USA, Inc. ..................   07/05/01 to 07/11/01      4.680 to 5.270        99,900,805
   50,000   Goldman Sachs Group, Inc. .............................         07/12/01                 4.000            49,938,889
   90,000   Morgan Stanley, Dean Witter & Co. .....................         07/02/01            3.980 to 4.225*       90,000,000
                                                                                                                   -------------
                                                                                                                     279,817,861
                                                                                                                   -------------
BUSINESS SERVICES-0.80%
   50,000   First Data Corp. ......................................         07/10/01                 3.960            49,950,500
                                                                                                                   -------------
CHEMICALS-0.72%
   45,000   Dow Chemical Co. ......................................         08/09/01                 3.840            44,812,800
                                                                                                                   -------------
DRUGS, HEALTH CARE-0.24%
   15,000   Abbott Laboratories ...................................         07/05/01                 3.800            14,993,667
                                                                                                                   -------------
FINANCE-CONDUIT-2.51%
   25,000   ANZ(Delaware)Inc. .....................................         08/09/01                 3.950            24,893,021
   32,910   MetLife Funding, Inc. .................................         09/20/01                 3.610            32,642,688
   50,000   Svenska Handelsbanken, Inc. ...........................         08/07/01                 3.790            49,805,236
   50,000   Toronto-Dominion Holdings USA, Inc. ...................         07/10/01                 5.220            49,934,750
                                                                                                                   -------------
                                                                                                                     157,275,695
                                                                                                                   -------------
FINANCE-CONSUMER-0.64%
   40,000   American General Finance Corp. ........................         08/01/01                 3.670            39,873,589
                                                                                                                   -------------
FINANCE-DIVERSIFIED-1.20%
   75,000   GE Capital International Funding ......................   07/05/01 to 08/09/01      3.830 to 3.990        74,874,104
                                                                                                                   -------------
FINANCE-INDEPENDENT-0.64%
   40,000   National Rural Utilities Cooperative Finance Corp. ....         07/18/01                 3.900            39,926,333
                                                                                                                   -------------

UBS PAINEWEBBER RETIREMENT MONEY FUND

  PRINCIPAL
   AMOUNT                                                                  MATURITY               INTEREST
    (000)                                                                    DATES                  RATES              VALUE
  --------                                                                 ---------              --------         -------------
COMMERCIAL PAPER@-(CONCLUDED)

FINANCE-RETAIL-0.32%

 $ 20,000   American Express Credit Co. ...........................         07/05/01                3.930%         $  19,991,267
                                                                                                                  --------------
FINANCE-SUBSIDIARY-2.23%
   40,000   Deutsche Bank Financial, Inc. .........................         08/24/01                5.015             39,699,100
  100,000   Dresdner U.S. Finance .................................   07/09/01 to 08/07/01      3.960 to 4.590        99,745,500
                                                                                                                  --------------
                                                                                                                     139,444,600
                                                                                                                  --------------
INSURANCE-0.79%
   50,000   General Re Corp. ......................................   07/10/01 to 09/18/01      3.610 to 4.600        49,739,342
                                                                                                                  --------------
METALS & MINING-0.80%
   50,000   Rio Tinto Ltd. ........................................         07/25/01                4.270             49,857,667
                                                                                                                  --------------
TELECOMMUNICATIONS-1.72%
   20,000   SBC Communications, Inc. ..............................         07/05/01                3.970             19,991,178
   18,000   Verizon Global Funding, Inc. ..........................         08/02/01                3.620             17,942,080
   70,000   Verizon Network Funding Co. ...........................   07/12/01 to 08/07/01      3.800 to 3.850        69,778,930
                                                                                                                  --------------
                                                                                                                     107,712,188
                                                                                                                  --------------
Total Commercial Paper (cost-$2,856,310,188).......................                                                2,856,310,188
                                                                                                                  --------------
SHORT-TERM CORPORATE OBLIGATIONS-10.49%

ASSET BACKED-FINANCE-4.65%
  156,000   Beta Finance, Inc. ....................................   07/02/01 to 11/19/01      3.850 to 6.660*      155,997,973
  135,000   CC (USA), Inc. ........................................   07/02/01 to 09/11/01      3.820 to 4.060*      134,997,823
                                                                                                                  --------------
                                                                                                                     290,995,796
                                                                                                                  --------------
BANKING-DOMESTIC-0.48%
   30,000   Wells Fargo & Co. .....................................         07/16/01                3.800*            30,000,000
                                                                                                                  --------------
BROKER-DEALER-4.00%
   60,000   Credit Suisse First Boston, Inc. ......................         07/02/01            4.235 to 4.245*       60,000,000
   50,000   Merrill Lynch & Co., Inc. .............................         10/02/01                6.705             49,998,186
  100,000   Merrill Lynch & Co., Inc. .............................   07/02/01 to 08/14/01      3.570 to 4.060*      100,039,048
   40,000   Morgan Stanley, Dean Witter & Co. .....................         07/16/01                3.855*            40,000,000
                                                                                                                  --------------
                                                                                                                     250,037,234
                                                                                                                  --------------
FINANCE-INDEPENDENT-1.20%
   75,000   National Rural Utilities Cooperative Finance Corp. ....   07/02/01 to 07/20/01      3.830 to 4.798*       75,000,000
                                                                                                                  --------------
FOOD, BEVERAGE & TOBACCO-0.16%
   10,000   McDonald's Corp. ......................................         03/07/02                 4.813            10,000,000
                                                                                                                   -------------
Total Short-Term Corporate Obligations (cost-$656,033,030) ........                                                  656,033,030
                                                                                                                   -------------
  NUMBER OF
   SHARES
    (000)
 -----------
MONEY MARKET FUNDS-6.70%
  312,594   AIM Liquid Assets Portfolio ...........................         07/02/01                 3.780+          312,593,704
  106,481   AIM Prime Portfolio ...................................         07/02/01                 3.670+          106,480,712
                                                                                                                   -------------
Total Money Market Funds (cost-$419,074,416) ......................                                                  419,074,416
                                                                                                                  --------------

Total Investments (cost-$6,226,834,418 which approximates cost for
 federal income tax purposes)-99.55% ..............................                                                6,226,834,418
Other assets in excess of liabilities-0.45% .......................                                                   28,424,290
                                                                                                                  --------------
Net Assets (applicable to 6,256,455,745 shares of common stock
  outstanding at $1.00 per share)-100.00% .........................                                               $6,255,258,708
                                                                                                                  ==============

-------------

* Variable rate securities-maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are the current rates as of June 30, 2001 and reset periodically.

@    Interest rates shown are discount rates at date of purchase.

+    Interest rate shown reflects yield at June 30, 2001.

                        Weighted average maturity-68 days

                 See accompanying notes to financial statements

UBS PAINEWEBBER RETIREMENT MONEY FUND

STATEMENT OF OPERATIONS                         FOR THE YEAR ENDED JUNE 30, 2001


INVESTMENT INCOME:
Interest .....................................................      $344,132,212
                                                                    ------------
EXPENSES:
Investment advisory and administration .......................        22,510,530
Transfer agency and related services fees ....................         9,709,500
Distribution fees ............................................         7,190,186
Custody and accounting .......................................           575,293
Reports and notices to shareholders ..........................           516,788
Insurance expense ............................................           247,879
Federal and state registration ...............................           158,364
Professional fees ............................................           130,498
Directors' fees ..............................................            10,500
Other expenses ...............................................             5,784
                                                                    ------------
                                                                      41,055,322
                                                                    ------------
NET INVESTMENT INCOME ........................................       303,076,890
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ..............           620,378
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $303,697,268
                                                                    ============

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEARS ENDED JUNE 30,
                                                                        --------------------------------
                                                                             2001              2000
                                                                        --------------    --------------
FROM OPERATIONS:
Net investment income ...............................................   $  303,076,890    $  257,487,739
Net realized gains from investment transactions .....................          620,378            41,316
                                                                        --------------    --------------
Net increase in net assets resulting from operations ................      303,697,268       257,529,055
                                                                        --------------    --------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...............................................     (303,076,890)     (257,487,739)
                                                                        --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS    1,384,718,909      (221,060,264)
                                                                        --------------    --------------
Net increase (decrease) in net assets ...............................    1,385,339,287      (221,018,948)
NET ASSETS:
Beginning of year ...................................................    4,869,919,421     5,090,938,369
                                                                        --------------    --------------
End of year .........................................................  $ 6,255,258,708    $4,869,919,421
                                                                        ==============    ==============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     UBS PaineWebber RMA Money Fund, Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund with three funds: UBS PaineWebber Retirement Money Fund (the "Fund"), UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio. The financial statements of UBS PaineWebber RMA Money Market Portfolio and UBS PaineWebber RMA U.S. Government Portfolio are not included herein.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

     REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

     DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Corporation's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with UBS PaineWebber Inc. ("UBS PaineWebber(SM)*"), under which UBS PaineWebber serves as investment advisor and administrator of the Corporation and each of its series. UBS PaineWebber is an indirect wholly owned subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund pays UBS PaineWebber an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:


   AVERAGE DAILY NET ASSETS                                         RATES
   ------------------------                                         -----
   Up to $1.0 billion ............................................  0.50%
   In excess of $1.0 billion and up to $1.5 billion ..............  0.44
   Over $1.5 billion .............................................  0.36

     At June 30, 2001, the Fund owed UBS PaineWebber $2,001,457 in investment advisory and administration fees.

     Brinson Advisors, Inc. ("Brinson Advisors", formerly known as Mitchell Hutchins Asset Management Inc.) serves as sub-advisor and sub-administrator to the Fund pursuant to a Sub-Advisory and Sub-Administration Contract ("Sub-Advisory Contract") between UBS PaineWebber and Brinson Advisors. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG. In accordance with the Sub-Advisory Contract, UBS PaineWebber (not the Fund) pays Brinson Advisors a fee, accrued daily and paid monthly, at an annual rate of 20% of the fee paid by the Fund to UBS PaineWebber under the Advisory Contract.

-------------
* UBS PaineWebber is a service mark of UBSAG.

NOTES TO FINANCIAL STATEMENTS

DISTRIBUTION PLAN

   Brinson Advisors is the principal underwriter of the Fund's shares and has appointed UBS PaineWebber as dealer for the sale of those shares. Under the plan of distribution, the Fund pays Brinson Advisors monthly service fees, which are accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net assets. For the year ended June 30, 2001, the principal underwriter was compensated for its services under the plan at an annual rate of 0.125% of the Fund's average daily net assets. At June 30, 2001, the Fund owed $772,297 in distribution fees.

TRANSFER AGENCY AND RELATED SERVICES FEES

   UBS PaineWebber provides transfer agency and related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended June 30, 2001, UBS PaineWebber received approximately 62% of the total transfer agency and related services fees from PFPC, Inc., not the Fund.

OTHER LIABILITIES

   At June 30, 2001, the aggregate amount for dividends payable was $6,234,657.

MONEY MARKET FUND INSURANCE BOND

   The Fund has obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Fund for First Tier Securities and 50 basis points (0.50%) of the total assets of the Fund for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the insurance bond, the Fund would expect to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the year ended June 30, 2001, the Fund did not use this insurance bond.

FEDERAL TAX STATUS

   The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

   At June 30, 2001, the Fund had a net capital loss carryforward of $1,197,039 which is available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. The loss carryforward will expire as follows:$1,105,889 by June 30, 2003 and $91,150 by June 30, 2007. To the extent that the losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

COMMON STOCK

   There are 20 billion shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                                            FOR THE YEARS ENDED JUNE 30,
                                                         ----------------------------------
                                                               2001               2000
                                                         ---------------    ---------------
         Shares sold .................................    25,883,886,781     22,517,062,640
         Shares repurchased ..........................   (24,797,196,469)   (22,990,737,912)
         Dividends reinvested ........................       298,028,597        252,615,008
                                                         ---------------    ---------------
         Net increase (decrease) in shares outstanding     1,384,718,909       (221,060,264)
                                                         ===============    ===============

UBS PAINEWEBBER RETIREMENT MONEY FUND

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                          FOR THE YEARS ENDED JUNE 30,
                                                    ---------------------------------------------------------------------
                                                     2001            2000           1999            1998            1997
                                                    ------          ------         ------          ------          ------
Net asset value, beginning of year ........          $1.00           $1.00          $1.00           $1.00           $1.00
                                                     -----           -----          -----           -----           -----
Net investment income .....................          0.053           0.050          0.046           0.049           0.048

Dividends from net investment income ......         (0.053)         (0.050)        (0.046)         (0.049)         (0.048)
                                                     -----           -----          -----           -----           -----
Net asset value, end of year ..............          $1.00           $1.00          $1.00           $1.00           $1.00
                                                     =====           =====          =====           =====           =====

Total investment return (1) ...............           5.45%           5.14%          4.66%           5.03%           4.89%
                                                     =====           =====          =====           =====           =====
Ratios/Supplemental Data:
Net assets, end of year (000's) ...........     $6,255,259      $4,869,919     $5,090,938      $4,191,018      $3,922,753
Expenses to average net assets ............           0.71%           0.71%          0.71%           0.78%           0.75%

Net investment income to average net assets           5.27%           5.02%          4.55%           4.91%           4.79%

-------------
(1)Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported.

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders of
UBS PaineWebber RMA Money Fund, Inc.

     We have audited the accompanying statement of net assets of UBS PaineWebber Retirement Money Fund (one of the portfolios of UBS PaineWebber RMA Money Fund, Inc.) as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at june 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS PaineWebber Retirement Money Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                         /s/ Ernst & Young LLP


New York, New York
August 24, 2001

TAX INFORMATION (UNAUDITED)

     We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (June 30, 2001) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all of the distributions paid during the fiscal year were derived from net investment income. This entire amount is taxable as ordinary income, none of which qualifies for the dividend received deduction available to corporate shareholders.

     Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2001. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

                 (This page has been left blank intentionally.)

================================================================================

DIRECTORS

E. Garrett Bewkes, Jr.          Meyer Feldberg
CHAIRMAN
                                George W. Gowen

Margo N. Alexander              Frederic V. Malek

Richard Q. Armstrong            Carl W. Schafer

Richard R. Burt                 Brian M. Storms

PRINCIPAL OFFICERS

Brian M. Storms                 Susan P. Ryan
PRESIDENT                       VICE PRESIDENT

Amy R. Doberman                 Paul H. Schubert
VICE PRESIDENT                  VICE PRESIDENT AND TREASURER

INVESTMENT ADVISOR AND
ADMINISTRATOR

UBS PaineWebber Inc.
1285 Avenue of the Americas
New York, New York 10019

SUBADVISOR,
SUBADMINISTRATOR AND
PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

                             [LOGO] UBS|PaineWebber

                          (c)2001 UBS PaineWebber Inc.
                               All Rights Reserved
                  UBS PaineWebber is a service mark of UBS AG.